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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                               -----------------------

                                      FORM 8-K

                                    CURRENT REPORT
                         PURSUANT TO SECTIONS 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                                    August 6, 1999
                   Date of Report (Date of earliest event reported)


                                 @ Entertainment, Inc.
-------------------------------------------------------------------------------
                (Exact name of Registrant as Specified in Charter)



          Delaware                    000-22877             06-1487156
-------------------------           -------------       -------------------
(State or Other Juris. of            (Commission           (IRS Employer
 Incorporation)                      File Number)        Identification No.)


                          One Commercial Plaza
                    Hartford, Connecticut 06103-3585
                    ------------------------------
                         (Address of Principal
                           Executive Offices)


                             (860) 549-1674
                     -------------------------------
                     (Registrant's telephone number,
                         including area code)

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Item 1. Charges in Control of Registrant.

         Pursuant to the Agreement and Plan of Merger dated as of June 2, 1999 (the "Merger Agreement") among @ Entertainment, Inc. (the "Company"), Bison Acquisition Corp., a Delaware corporation (the "Purchaser") and wholly owned subsidiary of United Pan-Europe Communications N.V., a public company with limited liability incorporated under the laws of the Netherlands (the "Parent"), on August 6, 1999, Purchaser purchased a total of 33,701,073 shares of common stock, par value $.01 per share, of the Company (including 31,208 shares tendered pursuant to notices of guaranteed delivery) representing approximately 99% of the outstanding shares of common stock in a tender offer. In addition the Purchaser has acquired 100% of the outstanding Series A and Series B 12% Cumulative Preference Shares of the Company.

         Pursuant to the Merger Agreement, the Purchaser was merged with and into the Company with the Company continuing as the surviving corporation (the "Surviving Corporation") after the merger (the "Merger"). Since the Purchaser acquired more than 90% of each class of the Company's capital stock, the Merger was effected without a meeting of the stockholders of the Company.

         As a result of the Merger, Charles Bracken and Anton H.E. v. Voskuijlen became the sole directors of the Company. UnitedGlobalCom, Inc. is a 62% stockholder of Parent. Each outstanding share of common stock of the Company (other than shares held in the treasury of the Company and shares owned by the Purchaser, Parent or any other subsidiary of Parent or the Company, which were canceled, and other than shares, if any, for which stockholders propertly exercise appraisal rights under Section 262 of the Delaware General Corporation law) has been canceled, extinguished and converted into the right to receive $19.00 in cash, without interest thereon, less any applicable withholding taxes, and each of the Company's Series A and Series B 12% Cumulative Preference Shares has been canceled and no further consideration is payable in respect thereof.

         Pursuant to the Certificate of Ownership and Merger filed by Parent with the Secretary of State of the State of Delaware on August 6, 1999, the Certificate of Incorporation of the Company has been amended and restated such that the total authorized capital stock of the Company is 1,000 shares of common stock, par value $.01 per share.

         On August 6, 1999, Parent informed NASDAQ that the Certificate of Ownership and Merger had been filed and that the Company's common stock should no longer be listed on NASDAQ. On August 9, 1999, NASDAQ informed Parent that the Company's common stock would be delisted as of the market open on August 9, 1999.

         Parent, as a result of the tender offer and the Merger, is the sole holder of record of the common stock of the Company. Therefore, the Company is eligible for termination of registration of its common stock pursuant to section 12(g)(4) of the Securities Exchange Act of 1934. The Company expects to file with the Securities and Exchange Commission a Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Securities Exchange Act of 1934 on Form 15.

         The offer price in the tender offer and the merger consideration were funded out of a portion of the proceeds of a private placement of debt securities by Parent. On July 27, 1999, Parent entered into a Purchase Agreement with Donaldson, Lufkin & Jenrette International and Goldman Sachs International (as representatives of several purchasers (the "Initial Purchasers") named in the Purchase Agreement) pursuant to which the Initial Purchasers, subject to the conditions set forth in the Purchase Agremeent, agreed to purchase (x) [EURO]300 million aggregate principal amount of 10-7/8% senior notes due 2009; (y) $800 million in aggregate principal amount of 10-7/8% senior notes due 2009; and (z) $735 million in aggregate principal amount at maturity of 12-1/2% senior discount notes due 2009.

         The transactions described above constitute a "Change of Control" as that term is defined in the indentures governing the Company's 14 1/2% Series B Senior Discount Notes due 2008, 14 1/2% Senior Discount Notes due 2008, Series C Senior Discount Notes due 2008, 14 1/2% Series B Senior Discount Notes due 2009, and 14 1/2% Senior Discount Notes due 2009 (collectively, the "Notes") and the 9 7/8% Senior Notes due 2003 and 9 7/8% Series B Senior Notes due 2003 of Poland Communications, Inc. ("PCI"), the Company's subsidiary (collectively, the "PCI" Notes"). In accordance with the terms of the indentures governing the Notes, the Company will be required to make an offer to repurchase the Notes at 101% of their accreted value plus accrued and unpaid interest. In accordance with the terms of the indenture governing the PCI Notes, PCI will be required to make an offer to repurchase the PCI Notes at 101% of their principal amount plus accrued and unpaid interest. Such offers will only be made in offers to purchase.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired.

             None.

         (b) Pro Forma Financial Information.

             None.

         (c) Exhibits

             Exhibit 2.1 Agreement and Plan of Merger dated as of June 2, 1999 among the Company, the Purchaser and Parent. (Incorporated by reference to Exhibit (c)(1) of the Schedule 14D-9 of the Company filed with the Securities and Exchange Commission on June 15, 1999.)

                                       2

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             @ Entertainment, Inc.



Date: August 23, 1999                    By:   /s/ PZEMYSLAW SZMYT
                                             --------------------------------
                                             By:  Pzemyslaw Szmyt
                                             Its: Senior Vice President for
                                                  Business Development and
                                                  General Counsel


                                      3

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                                EXHIBIT INDEX

         (a) Financial Statements of Businesses Acquired.

             None.

         (b) Pro Forma Financial Information.

             None.

         (c) Exhibits

             Exhibit 2.1 Agreement and Plan of Merger dated as of June 2, 1999 among the Company, the Purchaser and Parent. (Incorporated by reference to Exhibit (c)(1) of the Schedule 14D-9 of the Company filed with the Securities and Exchange Commission on June 15, 1999.)